                                                                   EXHIBIT 10.37



                        FIFTH AMENDMENT AND SUPPLEMENT TO
             AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT
            OF PRODUCTION. SECURITY AGREEMENT AND FINANCING STATEMENT

     THIS FIFTH AMENDMENT AND SUPPLEMENT TO AMENDED, RESTATED AND CONSOLIDATED MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "AMENDMENT") is entered into as of the effective time and date hereinafter stated (the "EFFECTIVE DATE") by and between HS RESOURCES, INC., a Delaware corporation with an address for notice hereunder of One Maritime Plaza, 15th Floor, San Francisco, California 94111 ("MORTGAGOR") and THE CHASE MANHATTAN BANK (formerly known as The Chase Manhattan Bank, N.A.), a state banking association with of offices and banking quarters at 270 Park Avenue, New York, New York 10017, as agent for the lenders which are or become parties to the Credit Agreement referred to below (collectively called the "LENDERS") (in such capacity as agent, together with its successors in such capacity, the "MORTGAGEE").

                                 R E C I T A L S

     A. Mortgagor, the Agent and certain lenders entered into a Credit Agreement dated as of July 15, 1994 (as amended, the "1994 CREDIT AGREEMENT") which amended and restated that certain Credit Agreement dated as of March 11, 1993, as amended.

     B. The 1994 Credit Agreement was secured by, among other things, that certain Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated March 11, 1993 from Mortgagor to the Mortgagee, duly recorded on March 12, 1993 in Book 1373, Film 1766 of the Real Estate Records of Weld County, Colorado with Reception No. 02324792, as amended by First Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated May 19, 1993 and duly recorded on August 30, 1993 in Book 1399, Film 1243 of the Real Estate Records of Weld County, Colorado with Reception No. 02348251, Second Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated December 10, 1993 and duly recorded on December 20, 1993 in Book 1417, Film 1622 of the Real Estate Records of Weld County, Colorado with Reception No. 02364884 and Third Amendment to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 and duly recorded on August 4, 1994 in Book 1453 at Film 1745 of the Real Estate Records of Weld County, Colorado with Reception No. 2401068 (collectively, the "HSR MORTGAGE").

     C. The 1994 Credit Agreement was also secured by that certain Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of as of July 30, 1993 from Energy Minerals Corporation and recorded in various counties in the State of Colorado as follows:

                                  Date
          County             Filed/Recorded                      Recording Data
          ---------------------------------------------------------------------
           Adams              August 4, 1993               Book 4123, Film 621,
                                                         Reception No. 01163316
           Arapahoe           August 4, 1993                Book 7064, Film 262
           Baca               August 3, 1993                Book 554, Film 471.
                                                           Reception No. 379179
           Elbert             August 4, 1993                Book 475, Film 742.
                                                           Reception No. 311772
           Logan              August 3, 1993                Book 872, Film 259,
                                                           Reception No. 605307
           Morgan             August 4, 1993                Book 957, Film 582,
                                                           Reception No. 737381
           Weld               August 4, 1993                         Book 1395,
                                                          Reception No. 2344624
           Yuma               August 3, 1993                Book 72O, Film 233.
                                                          Reception No. 469207:

 as amended by First Amendment to Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 15, 1994 (collectively, the "EMC MORTGAGE") and recorded in various counties in the State of Colorado as follows:

                                    Date
          County               Filed/Recorded                  Recording Data
          -------------------------------------------------------------------
           Adams                August 5, 1994            Book 4369, Page 567,
                                                        Reception No. C0006364
           Arapahoe             August 8, 1994            Book 7660, Page 545.
                                                          Reception No. 112791
           Baca                August 10, 1994             Book 558, Page 622,
                                                          Reception No. 381282
           Elbert               August 4, 1994              Book 500, Page 607
           Logan                August 4, 1994              Book 883, Page 462
           Morgan               August 4, 1994              Book 971, Page 170
           Weld                 August 4, 1994           Book 1453, Page 1743,
                                                         Reception No. 2401066
           Yuma                 August 4, 1994              Book 735, Page 99,
                                                          Reception No. 473320

         D. To evidence the merger of Energy Minerals Corporation into Mortgagor. Mortgagor and Mortgagee amended, restated and consolidated the HSR Mortgage and the EMC Mortgage by Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of September 1, 1995 (which instrument, together with all amendments, assignments and supplements thereto, is called the "MORTGAGE") which was recorded in various counties in the State of Colorado as follows:

                                     Date
               County           Filed/Recorded                   Recording Data
          ---------------------------------------------------------------------
             Adams               September 14, 1995       Book 4588, Page 745,
                                                        Reception No. C0107105
             Arapahoe            September 15, 1995       Book 8109, Page 405,
                                                           Reception No. 96553
             Baca                September 13, 1995        Book 563, Page 714,
                                                          Reception No. 383819
             Elbert              September 13, 1995         Book 526, Page 722
             Logan               September 13, 1995         Book 894, Page 370
             Morgan              September 15, 1995         Book 985, Page 428
             Weld                September 13, 1995       Book 1511, Page 203,
                                                         Reception No. 2455532
             Yuma                September 13, 1995        Book 752, Page 227,
                                                         Reception No. 478288;

as amended by First Amendment and Supplement to Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of December 14, 1995 between Mortgagor and Mortgagee and duly recorded on December 20, 1995 in Weld County, Colorado in Book 1523, Page 665, Reception No. 2468477 (the "FIRST AMENDMENT TO MORTGAGE").

     E. Mortgagor, Mortgagee and certain lenders refinanced the debt under the 1994 Credit Agreement by entering into that certain Credit Agreement dated as of June 7, 1996 (the "JUNE 7 CREDIT AGREEMENT").

     F. Mortgagor, Mortgagee and certain lenders (the "LENDERS") amended and restated the June 7 Credit Agreement by that certain Amended and Restated Credit Agreement dated as of June 14, 1996 (the "JUNE 14 CREDIT AGREEMENT").

     G. The Mortgage was assigned and amended by Assignment of Liens and Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of June 14, 1996 (the "SECOND AMENDMENT TO MORTGAGE"), which was duly recorded in the State of Colorado as follows:

                                Date
           County           Filed/Recorded                Recording Data
          ---------------------------------------------------------------
          Adams               7/12/96                 Book 4794, Page 174
          Arapahoe            8/22/96              Reception No. A6109953
          Baca                6/28/96                  Book 567, Page 414
          Elbert              6/27/96                  Book 548, Page 116
          Logan               6/28/96                  Book 903, Page 330
          Morgan               7/3/96                  Book 996, Page 959
          Weld                6/27/96                 Book 1554, Page 151
          Yuma                6/28/96                  Book 764, Page 214

     H. The June 14 Credit Agreement was amended by First Amendment to Amended and Restated Credit Agreement dated as of June 17,1996 and Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996 (the June 14 Credit Agreement as amended is herein called the "NEW CREDIT AGREEMENT").

     I. The Mortgage has been further amended by Third Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of July 25, 1996 (the "THIRD AMENDMENT TO MORTGAGE"), which was duly recorded in the State of Colorado as follows:

                                    Date
          County:              Filed/Recorded                 Recording Data
          ------------------------------------------------------------------
          Adams                         9/3/96           Book 4828, Page 624
                                                         Reception #C0208849
          Arapahoe                     8/30/96          Reception #A61113550
          Baca                         8/30/96            Book 568, Page 205
          Elbert                        9/9/96            Book 554, Page 231
          Logan                        8/30/96            Book 905, Page 617
          Morgan                       8/30/96            Book 999, Page 634
          Weld                          9/3/96           Book 1564, Page 729
          Yuma                         8/30/96           Book 766, Page 548,
                                                           Reception #482433

and by Fourth Amendment of Amended, Restated and Consolidated Mortgage, Assignment of Production, Security Agreement and Financing Statement dated as of January 1, 1997 (the "FOURTH AMENDMENT TO MORTGAGE"), which was duly recorded in the State of Colorado as follows:

                                      Date
          County:                Filed/Recorded            Recording Data
          ---------------------------------------------------------------
            Adams                    1/30/97             Bk. 4928, Pg. 37
            Arapahoe                 1/23/97                     A7008017
            Baca                     1/24/97             Bk. 569, Pg. 842
            Elbert                   1/23/97             Bk. 561, Pg. 768
            Logan                    1/24/97             Bk. 909, Pg. 869
            Morgan                   1/24/97            Bk. 1005, Pg. 488
            Weld                     1/23/97            Bk. 1588, Pg. 394
            Yuma                     1/24/97             Bk. 772, Pg. 342

     J. The Mortgage, the First Amendment to Mortgage, the Second Amendment to Mortgage, the Third Amendment to Mortgage and the Fourth Amendment to Mortgage are herein collectively called the "MORTGAGE".

     Of even date herewith, Mortgagor, Mortgagee and the Lenders are amending the New Credit Agreement by executing that certain Third Amendment to Amended and Restated Credit Agreement, and in connection therewith, Mortgagor and Mortgagee desire to amend the Mortgage.

     NOW, THEREFORE, in view of the foregoing and for valuable consideration, the receipt of which is hereby acknowledged, Mortgagor and Mortgagee do hereby agree as follows:

     1. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage.

     2. All references in the Mortgage to "this Mortgage", as defined in the opening paragraph of the Mortgage shall mean the Mortgage, as amended hereby and as the same may from time to time be further amended or supplemented.

     3. Section II(a) of the Mortgage is hereby amended in its entirety to read as follows:

          "(a) any and all indebtedness, obligations and liabilities incurred by Mortgagor pursuant to the Amended and Restated Credit Agreement dated as of June 14, 1996, as amended by First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996 and Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 (such Credit Agreement as amended and as the same may be further amended, modified or restated from time to time, the "CREDIT AGREEMENT") among the Company, Assignee and the lenders that are now or hereafter parties to the Credit Agreement ("Lenders"), including without limitation, those certain promissory notes which have been or may be executed by Mortgagor payable to the order of the Lenders and being in the aggregate principal amount of $450,000,000 with final maturity on or before December 15, 2002 and all other NOTES GIVEN in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "NOTES")."

     4. Mortgagor hereby confirms that it has heretofore granted, bargained, sold, assigned, mortgaged, warranted, transferred and conveyed, and granted a security interest to Mortgagee in, the Mortgaged Property, and Mortgagor further grants, bargains, sells, assigns, mortgages, warrants, transfers and conveys, and grants a security interest to Mortgagee in the Mortgaged Property to Mortgagee on behalf of the Lenders to secure the payment and performance of the Indebtedness as such definition is amended herein.

     5. Mortgagor hereby confirms that it has heretofore absolutely and unconditionally assigned, transferred and conveyed and does hereby absolutely and unconditionally assign, transfer and convey to Mortgagee, its successors and assigns, in accordance with the Mortgage as amended hereby, all of the Hydrocarbons and all products obtained or processed therefrom attributable to the Hydrocarbon Property, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements.

     6. The parties hereto hereby acknowledge and agree that except as specifically amended, changed or modified hereby, the Mortgage shall remain in full force and effect in accordance with its terms. None of the rights, titles and interests existing and to exist under the Mortgage, as amended, are hereby released, diminished or impaired, and Mortgagor hereby reaffirms all covenants, representations and warranties made in the Mortgage.

     7. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof.



                          [SIGNATURES BEGIN NEXT PAGE]

     EXECUTED as of the 15th day of December, 1997, but effective as of December 15, 1997 (the "Effective Date ').

                                       MORTGAGOR:

                                       HS RESOURCES, INC.


By:                                    By:
   ------------------------------         ----------------------------
   James  M. Piccone                      George H. Solich
   Secretary                              Vice President





Attest:

                                       MORTGAGEE:

                                       THE CHASE MANHATTAN BANK
                                       (formerly known as The Chase Manhattan
                                       Bank, N.A.), as Agent



                                       By:
                                          ----------------------------
                                          Mary Jo Woodford
                                          Vice President

STATE OF TEXAS                      )
                                    )
COUNTY OF HARRIS                    )

         The foregoing instrument was acknowledged before me on December 14th, 1997 by George H. Solich, Vice President of HS RESOURCES, INC., a Delaware corporation, on behalf of such corporation.




                                   ---------------------------------
                                   Notary Public in and for the
                                   State of Texas

Seal:

                                                        PAULA R. IKNER
                                                Notary Public, State of Texas
                                                My Commission Expires 10-22-00

STATE OF NEW YORK                   )
                                    )
COUNTY OF NEW YORK                  )

          The foregoing instrument was acknowledged before me on December 18, 1997, by Mary Jo Woodford, Vice President of THE CHASE MANHATTAN BANK, state banking corporation, on behalf of such corporation


                                    ---------------------------------
                                    Notary Public in and for the
                                    State of New York



 Seal:


                                                        KAN LOUIE
                                           NOTARY PUBLIC STATE OF NEW YORK
                                                     NO. 24-5004282
                                                QUALIFIED IN KINGS COUNTY
                                          CERTIFICATE FILED IN NEW YORK COUNTY
                                               COMMISSION EXPIRES 11-16-98

                                     ANNEX I

                         LIST OF MAXIMUM CREDIT AMOUNTS

                                                                                               Maximum
Name of Lender                                     Percentage Share                         Credit Amount
--------------                                     ----------------                         -------------
The Chase Manhattan Bank                             10.0000000%                             $ 45,000,000
Wells Fargo Bank, N.A.                                8.8888888%                             $ 40,000,000
CIBC, Inc.                                            8.8888888%                             $ 40,000,000
Credit Lyonnais New York Branch                       8.8888888%                             $ 40,000,000
Union Bank of California, N.A.                        8.8888888%                             $ 40,000,000
Banque Paribas                                        8.8888888%                             $ 40,000,000
Royal Bank of Canada                                  7.7777777%                             $ 35,000,000
Den norske Bank ASA                                   7.7777777%                             $ 35,000,000
ABN AMRO Bank N.V.                                    6.6666666%                             $ 30,000,000
Societe Generale                                      6.6666666%                             $ 30,000,000
MeesPierson, N.V.                                     5.5555555%                             $ 25,000,000
First Union National Bank                             4.4444444%                             $ 20,000,000
The Sanwa Bank, Limited                               4.4444444%                             $ 20,000,000
Credit Agricole Indosuez                              2.2222222%                             $ 10.000.000
                                                      ---------------------------------------------------
                                            Totals          100%                             $450,000,000